                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                   May 9, 2006

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

  MARYLAND                            1-13136                16-1455126
  (State or other jurisdiction      (Commission             (IRS Employer
  of incorporation)                File Number)        Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
            Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

     On May 9, 2006, the Registrant entered into an underwriting  agreement with
UBS Securities LLC and certain selling  shareholders  named therein  relating to the sale by the selling  shareholders of an of an aggregate of 2,969,914  shares of common stock (the "Shares"), $.01 par value per share, of the Registrant (the
"Underwriting Agreement"). The sales have been made under the Registrant's shelf registration  statement  on Form S-3 (File  No.  333-133933)  (the  Registration
Statement").

     The  Registrant  entered  into the  Underwriting  Agreement  pursuant  to a
Registration  Rights Agreement,  dated October 29, 1997,  between the Registrant and the selling shareholders,  entered into at the time the Registrant purchased certain apartment properties in Detroit, Michigan from the selling shareholders.
In consideration of that purchase, Home Properties, L.P. issued units of limited partnership  to the selling  shareholders,  which were  exchanged for the Shares immediately prior to the offering.

     In the Underwriting Agreement,  the Registrant made various representations and warranties to the other parties  thereto and generally  agreed to indemnify, subject to the exceptions in the Underwriting Agreement,  UBS Securities LLC and
its affiliates and their  respective  successors and assigns from losses arising from any untrue or allegedly untrue statement of a material fact, or omission to a state  material  fact,  in the  Registration  Statement  or in any  prospectus related  thereto.  This Current Report on Form 8-K is filed to  incorporate  the
Underwriting Agreement into that Registration Statement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     c. Exhibits

     Exhibit  1.  Underwriting  Agreement,  dated  May  9,  2006,  between  Home
Properties, Inc., UBS Securities LLC and the selling shareholders named therein.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Dated:   May 10, 2006                    HOME PROPERTIES, INC.
                                             (Registrant)

                                By     /s/ Ann M. McCormick
                          ------------------------------------------
                                Ann M. McCormick, Executive Vice President
                                General Counsel and Secretary